Exhibit 99.1
1 Healthcare Trust, Inc. First Quarter 2024 Investor Webcast Presentation

2 Q1’24 Company Overview (1) Based on gross asset value of $2.6 billion, net of gross market lease intangible liabilities of $23.5 million as of March 31, 2024. (2) Percentages are based on NOI for the three months ended March 31, 2024. See appendix for Non-GAAP reconciliations. (3) See Definitions in the Appendix for a full description. (4) Leasing Pipeline data as of May 15, 2024. Assumes executed leases commence and signed LOIs lead to definitive leases on their contemplated terms, which is not assured. (5) Refer to page 6 for additional information. (6) See Definitions in the Appendix for a full description of capitalized term and for Non-GAAP reconciliations (7) As of May 10, 2024. See Definitions in the Appendix for a full description. HTI is a $2.6 billion(1) healthcare REIT with a high-quality portfolio focused on two segments, Medical Office Buildings (“MOB”) and Senior Housing Operating Properties (“SHOP”) High-quality portfolio featuring 208 properties that are 75% MOB and 25% SHOP(2) HTI has a forward Leasing Pipeline(3) of 25,654 SF that, upon commencement, is expected to further increase MOB portfolio Occupancy(3) to 91.0%(4) from 90.5% as of Q1’24 Proactive MOB leasing activity with 16 lease renewals completed in Q1’24 totaling over 33,000 SF at a positive Lease Renewal Rental Spread of 11.9% which is expected to be recognized over the weighted-average term of these renewed leases of 6.3 years Geographically diversified portfolio across 33 states with select concentrations in states that management believes to have favorable demographic tailwinds High Quality Portfolio During Q1’24 HTI closed on a four-property medical office portfolio for a total purchase price of $12.6 million at a going-in Cap Rate(3) of 7.6% Diligent Acquisition Program(5) Quarter over quarter, MOB portfolio NOI(6) improved by 3.4% from $24.1 million in Q4’23 to $24.9 million in Q1’24 as a result of accretive acquisitions and favorable leasing Quarter over quarter, SHOP portfolio NOI(6) improved by 23.5% from $6.7 million in Q4’23 to $8.3 million in Q1’24 as a result of increased rental rates and higher occupancy Quarter over quarter, SHOP portfolio Occupancy(3) increased by 1.2%, from 74.1% as of Q4’23 to 75.3% in Q1’24 Collected nearly 100% of MOB Cash Rent(7) due in Q1’24 HTI’s exposure to MOB, which management believes to have more predictable cash flows than SHOP assets, was 75%(2) as of Q1’24 As of Q1’24, HTI maintained Net Leverage(3) of 44.4% Resilient Performance Proven track record with significant public REIT market experience Dedicated SHOP management team that collectively has over 50 years of SHOP operating experience Experienced Management Team

3 (1) See Definitions in the Appendix for a full description. For the SHOP portfolio, Occupancy is based on unit count as of March 31, 2024. (2) Based on gross asset value of $2.6 billion, net of gross market lease intangible liabilities of $23.5 million as of March 31, 2024. (3) Annual base rent escalations increase the cash rent payments due in future periods. Approximately 95.8% of HTI’s MOB leases include such provisions, of which approximately 97% of leases are fixed-rate, 3% are based on the Consumer Price Index. Portfolio Snapshot HTI features an MOB portfolio that is approximately 91% occupied with embedded long-term cash rent growth and a SHOP portfolio totaling over 4,100-units with significant Occupancy(1) upside ($ in millions and SF in thousands) MOB SHOP Rentable Square Feet / Units (SHOP) 5,194 4,164 Properties 160 46 States 29 13 Gross Asset Value $1,478 $1,135 (2) Percentage of NOI 75.1% 24.9% Occupancy(1) 90.5% 75.3% 2.2% Market Rates Average Annual Base Cash Rent Escalations (3) Weighted Average Remaining Lease Term(1) 4.7 Years N/A

4 75% 25% MOB SHOP FL 20% PA 11% GA 9% IA 8% IL 7% CA AR 5% 6% MI 5% WI 4% AZ 3% Other 22% Dynamic Portfolio Fundamentals HTI is focused on deploying capital into select, high-quality MOB and SHOP assets throughout the United States and increasing portfolio Occupancy Select Geographic Mix (1) Percentages are based on NOI for the quarter ended March 31, 2024. See appendix for a reconciliation of aggregate NOI to aggregate GAAP net income. (2) Based on annual rent as of March 31, 2024. (3) Annual base rent escalations increase the cash rent payments due in future periods. Approximately 95.8% of HTI’s MOB leases include such provisions, of which approximately 97% of leases are fixed-rate, 3% are based on the Consumer Price Index. $33 million NOI(1) Diversified Geographically Across 33 States High-Quality Portfolio Top 10 States(2) MOB portfolio that is diversified across 29 states and features long-term net leases to credit-worthy tenants with an average annual base cash rent escalation of 2.2% on approximately 96% of leases(3) Actively managed and resilient SHOP portfolio with significant Occupancy upside that is operated by four operators Geographically diversified across 33 states with select state concentrations that management believes to have favorable demographic tailwinds Collected nearly 100% of the original Cash Rent due across the MOB portfolio in Q1’24 Portfolio Highlights MOB SHOP

5 DaVita (NYSE: DVA) and Fresenius (NYSE: FMS) are industry leading publicly traded companies with a combined market cap of almost $20 billion(1) Streamlined SHOP portfolio to only four operators as compared to over 15 operators in 2019 Developed strong tenant relationships with leading medical institutions such as UPMC, a leading health enterprise with over 95,000 employees and 800 clinical locations HTI remains committed to developing strong partnerships with leading healthcare brands which HTI believes benefits patients and other stakeholders Strategic Partners HTI tenants and partners include some of the top healthcare brands in well-established markets MOB SHOP (1) Market capitalization data as of March 31, 2024.

6 HTI completed one MOB acquisition in Q1’24 totaling $12.6 million at a 7.6% weighted average Cap Rate(1) (1) See Definitions in the Appendix for a full description. (2) Represents the contract purchase price and excludes acquisition costs which are capitalized per GAAP. The acquisition costs for acquisitions completed during the quarter ended March 31, 2024, were $0.1 million. (3) Weighted average remaining lease term is based on square feet as of the respective acquisition date for closed transactions. ($ in millions, square feet in thousands and lease term remaining in years) Diligent Acquisition Program Closed Wtd. Avg. Lease Term Remaining(3) Going-In Cap Rate(1) Purchase Price(2) Square Feet Number of Properties State Property Type 2024 Closed Transactions IN 4 41 $12.6 14.5 Q1’24 MOB: Single-Tenant CPC 4-Pack Total Closed 2024 4 41 $12.6 7.6% 14.5 Total 2024 Closed Transactions 4 41 $12.6 7.6% 14.5 HTI continues to evaluate new opportunities with a focus on MOB acquisitions, as management believes these investments provide more predictable and resilient cash flow than SHOP assets

7 Debt Capitalization ($mm) Q1’24 Mortgage Notes Payable $829 Fannie Mae Master Credit Facilities $345 Capital One MOB Warehouse Facility $15 Total Secured Debt $1,189 Total Unsecured Debt $0 Total Debt $1,189 Economic Interest Rate(1) 5.0% Key Capitalization Metrics ($mm) Q1’24 Net Debt $1,160 (1) Cash and Cash Equivalents $29 Net Leverage(1) 44.4% Balanced Capital Structure In Q1’24, HTI continued to manage its capital structure to promote financial flexibility and acquisition capacity by maintaining conservative Net Leverage(1) and adequate cash and cash equivalents Note: Metrics as of and for the three months ended March 31, 2024. (1) See Definitions in the Appendix for a full description. (2) Includes mortgages fixed by designated interest rate “pay-fixed” swap agreements. (3) The GAAP weighted average interest rate on HTI’s Fannie Mae Master Credit Facilities, not accounting for the economic impact of all hedging instruments, was 7.9% as of March 31, 2024. (4) HTI renewed an interest rate cap which expired in April 2024, and has no interest rate cap expirations until 2025. (5) Source: Federal Reserve Bank of New York. Capitalization Highlights Mortgage Debt HTI has $828.6 million of fixed-rate(2) mortgages notes payable, secured by 132 MOBs and four SHOPs, with an aggregate gross asset value of $1.4 billion. These mortgages bear interest at a weighted average annual rate of 4.6%, and have varying maturities through 2049, with the earliest being a $12.7 million mortgage note payable due January 2025. Credit Facilities Fannie Mae Master Credit Facilities: Consists of two facilities between KeyBank and Capital One. The credit facilities had an Economic Interest Rate(1) of 5.9%(3) as of March 31, 2024, and mature in 2026 Capital One MOB Warehouse Facility: On December 22, 2023, HTI closed on a $50.0 million loan facility with Capital One, of which $14.7 million was drawn, leaving $35.3 million of remaining liquidity on the facility, as of March 31, 2024. The MOB Warehouse Facility is capped at 3.5% SOFR. Borrowings under HTI's Credit Facilities are capped(4) at an attractive 3.5% SOFR rate, which is significantly less than the spot SOFR rate of 5.3%(5) as of May 15, 2024

8 $6.7 mm $8.3 mm Q4'23 Q1'24 Key Operating Highlights Durable and Resilient MOB NOI Performance(3) MOB portfolio NOI(3) improved by 3.4% QoQ to $24.9 million in Q1’24 from $24.1 million in Q4’23 as revenues continued to increase as a result of accretive acquisitions and favorable leasing SHOP portfolio NOI(3) improved by 23.5% QoQ to $8.3 million in Q1’24 from $6.7 million in Q4’23 as a result of increased rental rates and higher Occupancy(1) In Q1’24, HTI completed 16 renewals over more than 33,000 SF at a positive Lease Renewal Rental Spread(1) of 11.9% which is expected to be recognized over the weighted-average term of these renewed leases of 6.3 years, proactively strengthening future NOI growth and maintaining healthy WALT within the portfolio HTI has a forward Leasing Pipeline(1)(2) of 25,654 SF that, upon commencement, is expected to further increase MOB portfolio Occupancy(1) to 91.0%(2) from 90.5% Operating Highlights $2.1 mm $2.4 mm Previous SLR SLR with Q1'24 extensions MOB Lease Renewal Rental Spread(1)on Q4 Transactions (1) See Definitions in the Appendix for a full description. (2) Leasing Pipeline data as of May 15, 2024. Assumes executed leases commence and signed LOIs lead to definitive leases on their contemplated terms, which is not assured. (3) Figures are based on NOI. See appendix for Non-GAAP reconciliations. Strong QoQ SHOP NOI Improvement(3) In Q1’24, HTI continued to lease vacant space, increased both MOB and SHOP NOI, and proactively developed a 25,654 SF forward Leasing Pipeline(1)(2) that is expected to further increase MOB Occupancy(1) to 91.0%(2) $24.1 mm $24.9 mm Q4'23 Q1'24

9 Company Highlights In the first quarter, HTI continued to focus on increasing MOB NOI, acquiring high-quality MOB assets, improving SHOP NOI, and maintaining a conservative balance sheet High-Quality Portfolio of 208 properties comprised of 75% MOB and 25% SHOP properties(1) Diligent Acquisition Program(2) with total 2024 closed acquisitions of $12.6 million at a weighted average going-in cap rate of 7.6% and a weighted average lease term remaining of 14.5 years Resilient MOB Performance with an increase in MOB NOI(3) to $24.9 million in Q1’24 compared to $24.1 million in Q4’23 and a Q1’24 Lease Renewal Rental Spread(4) of 11.9% across over 33,000 SF which is expected to be recognized over the weighted-average term of these renewed leases of 6.3 years Improving SHOP Performance in Q1’24 with SHOP NOI(3) increasing to $8.3 million from $6.7 million in Q4’23, a 23.5% quarter-over-quarter increase as a result of increased rental rates and higher Occupancy(4) Streamlined SHOP Portfolio consisting of only four operators, including two industry leaders Collected nearly 100% of the original Cash Rent due from the MOB portfolio in Q1’24 Prudent Debt Capitalization as of Q1’24 with Net Leverage(4) of 44.4% Experienced Management Team with a proven track record and significant public REIT experience (1) Percentages based on NOI for the three months ended March 31, 2024. See appendix for Non-GAAP reconciliations. (2) See page 6 for further details. (3) See Definitions in the Appendix for a full description of capitalized term and for Non-GAAP reconciliations (4) See Definitions in the Appendix for a full description.

10 Experienced Leadership Team (1) Scott Lappetito Chief Financial Officer, Secretary, and Treasurer Mr. Lappetito currently serves as the Chief Financial Officer, Treasurer and Secretary for HTI. Mr. Lappetito previously served as chief accounting officer from April 2019 until December 2021, and was the company’s controller from November 2017 through April 2019. Mr. Lappetito is a certified public accountant in the State of New York, holds a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Villanova University. Leslie D. Michelson Non-Executive Chairman, Audit Committee Chair Mr. Michelson has served as the chairman of Private Health Management, a retainer-based primary care medical practice management company from April 2007 until February 2020, and executive chairman and a director since March 2020. Mr. Michelson served as Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its board of directors from January 2002 until April 2013. David Ruggiero Vice President, Acquisitions Mr. Ruggiero currently serves as Vice President at the Company’s advisor with a primary focus on acquisitions. Mr. Ruggiero has over 30 years of commercial real estate experience and has advised on over $3 billion in healthcare real estate dispositions, acquisitions and financings. He earned an MS in Finance from Kellstadt Graduate School of Business at DePaul University and a BA from DePaul University. Trent Taylor Senior Vice President, Asset Management Mr. Taylor currently serves as Vice President at the Company’s advisor with a primary focus on asset management and leasing. Mr. Taylor has over 16 years of commercial real estate and development experience. He earned an MS in Real Estate from New York University and BA in Accounting & Finance from the University of Central Florida. Michael Anderson Chief Executive Officer Mr. Anderson has served as the Chief Executive Officer since September 2023. Mr. Anderson has served as General Counsel of AR Global Investments, where he advised on both public and private debt and equity transactions, mergers and corporate acquisitions, commercial real estate transactions and operational integration of acquired companies. He earned a J.D. with Summa Cum Laude honors from the University of Mississippi School of Law and a BA from University of Arizona.

11 Dedicated SHOP Team Core team collectively has over 50 years of SHOP experience. This experienced group plays an essential role in managing HTI’s SHOP portfolio Lindsay Gordon Senior Vice President, Senior Housing 27-year career in senior housing in sales & operations at the community and regional level and corporate level Her unique experience within senior housing helps support sales and operations for the portfolio Susan K. Rice, RN Vice President, Clinical Operations 30-year career in the healthcare industry Extensive knowledge in clinical areas and processes to monitor and validate care outcomes, quality and compliance Michelle Stepinksy Vice President, Sales and Marketing 25 years of experience in senior housing Her vast knowledge of senior living supports the sales & marketing efforts for the portfolio

12 Legal Notice

13 Disclaimer References in this presentation to the “Company,” “we,” “us” and “our” refer to Healthcare Trust, Inc. (“HTI”) and its consolidated subsidiaries. The statements in this presentation that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forward-looking statements, including those set forth in the section titled Risk Factors of HTI’s Annual Report on Form 10-K for the year ended December 31, 2023 filed on March 15, 2024, as amended by the Form 10-K/A filed on March 22, 2024, and in the section titled Risk Factors of HTI’s Quarterly Report on Form 10-Q for the three months ended March 31, 2024 filed on May 10, 2024, and all other filings with the Securities and Exchange Commission (the “SEC”) after that date, as such risks, uncertainties and other important factors may be updated from time to time in HTI’s subsequent reports. Please see slides 14 and 15 for further information. Further, forward-looking statements speak only as of the date they are made, and HTI undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. This presentation includes estimated projections of future operating results. These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the Company and other factors described in the section titled Risk Factors of HTI’s Annual Report on Form 10-K for the year ended December 31, 2023 filed on March 15, 2024, as amended by the Form 10-K/A filed on March 22, 2024, and in the section titled Risk Factors of HTI’s Quarterly Report on Form 10-Q for the three months ended March 31, 2024 filed on May 10, 2024, and all other filings with the SEC after that date. The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized. Non-GAAP Financial Measure This presentation includes certain non-GAAP financial measures, including net operating income (“NOI”). NOI is a non-GAAP measure of our financial performance and should not be considered as an alternative to net income as a measure of financial performance, or any other performance measure derived in accordance with generally accepted accounting principles in the U.S. (“GAAP”) and it should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. The reconciliation of net income to NOI for the applicable periods is set forth on page 18 to this presentation.

14 Forward-Looking Statements Certain statements made in this presentation are “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the expectations of the Company regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, market and other expectations, objectives, and intentions, as well as any other statements that are not historical facts. Our potential risks and uncertainties are presented in the section titled “Item 1A-Risk Factors” disclosed in our Quarterly Report on Form 10-Q for the three months ended March 31, 2024, filed with the SEC on May 10, 2024, and all other filings with the SEC after that date. We disclaim any obligation to update and revise statements contained in these materials to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. The following are some of the risks and uncertainties relating to us, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements: • Our operating results are affected by economic and regulatory changes that have an adverse impact on the real estate market. • Our property portfolio has a high concentration of properties located in Florida and Pennsylvania. Our properties may be adversely affected by economic cycles and risks inherent to those states. • We have not paid our distributions on our common stock in cash since 2020, and there can be no assurance we will pay distributions on our common stock in cash in the future. • Inflation will have an adverse effect on our investments and results of operations. • The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of licensure or failure to obtain licensure could result in the inability of our tenants to make rent payments to us. • If a tenant or lease guarantor declares bankruptcy or becomes insolvent, we may be unable to collect balances due under relevant leases. • We assume additional operating risks and are subject to additional regulation and liability because we depend on eligible independent contractors to manage some of our facilities. • Joint venture investments could be adversely affected by our lack of sole decision-making authority, our reliance on the financial condition of co-venturers and disputes between us and our co-venturers. • We may be unable to renew leases or re-lease space as leases expire. • Our level of indebtedness may increase our business risks. • Our financing arrangements have restrictive covenants, which may limit our ability to pursue strategic alternatives and react to changes in our business and industry or pay dividends. • We depend on our Advisor and Property Manager to provide us with executive officers, key personnel and all services required for us to conduct our operations and our operating performance may be impacted by any adverse changes in the financial health or reputation of our Advisor and Property Manager. • All of our executive officers, some of our directors and the key real estate and other professionals assembled by our Advisor and Property Manager face conflicts of interest related to their positions or interests in entities related to AR Global, which could hinder our ability to implement our business strategy.

15 Forward-Looking Statements (Continued) • We may terminate our advisory agreement in only limited circumstances, which may require payment of a termination fee. • The Estimated Per-Share NAV of our common stock is based upon subjective judgments, assumptions and opinions about future events, and may not reflect the amount that our stockholders might receive for their shares. • Maryland law prohibits certain business combinations, which may make it more difficult for us to be acquired and may discourage a third-party from acquiring us in a manner that might result in a premium price to our stockholders. • The share ownership restrictions for REITs and the 9.8% share ownership limit in our charter may inhibit market activity in shares of our stock and restrict our business combination opportunities. • Our failure to remain qualified as a REIT would subject us to U.S. federal income tax and potentially state and local tax. • Complying with REIT requirements may force us to forgo or liquidate otherwise attractive investment opportunities.

16 Appendix

17 Definitions Annualized Straight-Line Base Rent: Represents the total contractual base rents on a straight-line basis to be received throughout the duration of the lease currently in place expressed as a per annum value. Includes adjustments for non-cash portions of rent. Cap Rate: Capitalization rate is a rate of return on a real estate investment property based on the expected, annualized straight-lined rental income that the property will generate under its existing lease during its first year of ownership. Capitalization rate is calculated by dividing the annualized straight-lined rental income the property will generate (before debt service and depreciation and after fixed costs and variable costs) by the purchase price of the property. The weighted average capitalization rate is based upon square feet. Cash Rent: Represents total of all contractual rents on a cash basis due from tenants as stipulated in the originally executed lease agreements at inception or any lease amendments thereafter. We calculate “original Cash Rent collections” by comparing the total amount of rent collected during the period to the original Cash Rent due. Total rent collected during the period includes both original Cash Rent due and payments made by tenants pursuant to rent deferral agreements. Economic Interest Rate: Includes the economic impact of all hedging instruments. As of March 31, 2024, HTI had a weighted average interest rate of 5.6% on its total borrowings, which does not include the impact of non-designated derivatives. Lease Renewal Rental Spread: Percentage change from prior lease annualized SLR to renewal lease annualized SLR. Lease Term Remaining: Current portfolio calculated from March 31, 2024. Weighted based on square feet. Leasing Pipeline: Includes (i) all leases fully executed by both parties as of May 3, 2024, but after March 31, 2024, and (ii) all leases under negotiation with an executed LOI by both parties as of May 15, 2024. This represents four LOIs totaling 15,261 square feet and three fully executed leases totaling 10,393 square feet. There can be no assurance that the LOIs will lead to definitive leases or will commence on their current terms, or at all. Leasing Pipeline should not be considered an indication of future performance. Net Debt: Total gross debt of $1.2 billion less cash and cash equivalents of $28.7 million as of March 31, 2024. Net Leverage: Equal to “Net Debt” as defined above divided by the total real estate investments, at cost of $2.6 billion net of gross market lease intangibles of $23.5 million as of March 31, 2024. NOI: Defined as a non-GAAP financial measure used by us to evaluate the operating performance of our real estate. NOI is equal to revenue from tenants, less property operating and maintenance expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income (loss). Occupancy: For MOB properties, occupancy represents percentage of leased square feet divided by the respective total rentable square feet as of the date or period end indicated. For SHOP properties, occupancy represents total units occupied divided by total units available as of the date or period end indicated.

18 Reconciliation of Non-GAAP Metrics: NOI Three Months Ended December 31, Three Months Ended March 31, (In thousands) 2024 2023 MOBs: Revenue from tenants $ 34,599 $ 34,262 Less: Property operating and maintenance (9,700) (10,182) Segment income (NOI) $ 24,899 $ 24,080 SHOPs: Revenue from tenants $ 53,700 $ 52,518 Less: Property operating and maintenance (45,445) (45,832) Segment income (NOI) $ 8,255 $ 6,686 Three Months Ended December 31, Three Months Ended March 31, (In thousands) 2024 2023 Revenue from tenants: MOBs $ 34,599 $ 34,262 SHOPs 53,700 52,518 Total consolidated revenue from tenants $ 88,299 $ 86,780 Net loss attributable to common stockholders (in accordance with GAAP): Segment income (NOI): MOBs $ 24,899 $ 24,080 SHOPs 8,255 6,686 Total segment income (NOI) $ 33,154 $ 30,766 Impairment charges (260) (4,676) Operating fees to related parties (6,366) (6,374) Acquisition and transaction related (142) (161) General and administrative (6,768) (4,823) Depreciation and amortization (20,738) (21,353) Gain (loss) on sale of real estate investment - 42 Interest expense (16,383) (15,870) Interest and other income 72 158 Gain (loss) on non-designated derivatives 1,951 (2,505) Income tax (expense) benefit (70) (59) Net loss attributable to non-controlling interests - 37 Preferred stock dividends (3,450) (3,450) Net loss attributable to common stockholders (in accordance with GAAP) $ (19,000) $ (28,268)

19 HealthcareTrustInc.com For account information, including balances and the status of submitted paperwork, please call us at (866) 902-0063 Financial Advisors may view client accounts at www.computershare.com/advisorportal Shareholders may access their accounts at www.computershare.com/hti